                                                                    Exhibit 23.1
                                                                    ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 033-63897) of our report dated October 14, 1996 appearing on page 14 of Three D Departments, Inc.'s Annual Report on Form 10-K for the year ended August 3, 1996.


PRICE WATERHOUSE LLP
Los Angeles, California
October 28, 1996